ARTICLE OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                               ALTA SYSTEMS, INC.


         Pursuant to Section 16-10-57 of the Utah Business Corporation Act, the undersigned corporation hereby adopts the following amendment to its Articles of Incorporation.

         FIRST: The name of the Corporation is Alta Systems, Inc.

         SECOND: The following amendment to the Articles of Incorporation was duly adopted by the shareholders of the Corporation:

         1. Article I of the Corporation's current Articles of Incorporation, is hereby amended by striking the entire Article I and isnerting the following in lieu thereof:

                                    ARTICLE I

         The name of this Corporation shall be MicroCor, Inc.

         THIRD: The foregoing amendment to the Articles of Incorporation was adopted unanimously by the vote of all 117,681 shares held by all of the shareholders of the Corporation by unanimous consent dated February 14, 1985 in accordance with Section 16-10-38 of the Utah Business Corporation Act.

         FOURTH: No other class was entitled to vote on the amendment.

         IN WITNESS WHEREOF, the foregoing Articles of Amendment to the Articles of Incorporation of Alta Systems, Inc. has been executed this 14th day of February, 1985.

         ATTEST:                                     ALTA SYSTEMS, INC.


         By___/S/_________________        By___/S/____________________
              Steven Castleton                              Allan Kaminsky
                 Vice President                                  President

         STATE OF UTAH                      )
                                            :
         COUNTY OF SALT LAKE                )

                  On February 14, 1985, before me, the undersigned, a notary public in and for said county and state, personally appeared Steven Castleton and Allan Kaminsky, who, being by me duly sworn, did state, each for himself that he, Allan Kaminsky, is the President and that he, Steven Castleton, is the Vice President, of Alta Systems, Inc., a Utah corporation, and that the foregoing Articles of Amendment to the Articles of Incorporation of Alta Systems, Inc. was signed on behalf of such corporation by authority of a resolution of its Board of Directors and that the statements contained therein are true.

                  WITNESS my hand and official seal.



                                                /S/
                                                --------------------------------
                                                Notary Public
                                                Residing in Salt Lake City
                                                --------------------------------

         My Commission Expires:

                 11-87
         ----------------------

                            ARTICLES OF INCORPORATION
                                       OF
                               ALTA SYSTEMS, INC.

         We the undersigned, natural persons being more than twenty-one years of age, acting as incorporators of a corporation pursuant to the provisions of the Utah Business Corporation Act, do hereby adopt the following Articles of Incorporation for such corporation:

                                    ARTICLE I

                                      NAME

              The name of the Corporation hereby created shall be:

                               ALTA SYSTEMS, INC.

                                   ARTICLE II

                                    DURATION

         The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

                                   ARTICLE III

                                    PURPOSES

         The purpose or purposes for which the corporation is organized are:

         1. To design, manufacture, assemble and market computer hardware and assembled systems;

         2. To provide custom programming and/or programming  systems; and

         3. To engage in any other business or enterprise and any other acts or activities for which corporations may be organized under the laws of the State of Utah and to Exercise such other powers and engage in all transactions as permitted by the laws of the State of Utah.


                                   ARTICLE IV

                                 CAPITALIZATION

         The aggregate number of shares which this Corporation shall have authority to issue is 5,000,000 shares of capital stock with a par value of $0.01 per share. Each share shall have equal rights as to voting and in the event of dissolution or liquidation.

                                    ARTICLE V

                                 PAID IN CAPITAL

         The Corporation shall not commence business until consideration of a value of at least $1,000 has been received by it as consideration for the issuance of its shares.

                                   ARTICLE VI

                                PREEMPTIVE RIGHTS

         Shareholders of the Corporation shall not have preemptive rights to purchase any shares of the Corporation hereafter issued.

                                   ARTICLE VII

                        OFFICERS AND DIRECTORS CONTRACTS

         No contract or other transaction between this Corporation and any other firm or corporation shall be affected by the fact that a director of officer of this Corporation has an interest in, or is a director or officer of such firm or other corporation. Any officer, or director, individually or with others, may be a party to, or may have an interest in, any transaction of this Corporation or any transaction in which this Corporation is a party or has an interest. Each person who is now or may become an officer or director of this Corporation is hereby relieved from liability that he might otherwise obtain in the event such officer or director contracts with this Corporation for the benefit of himself or any firm or other corporation in which he may have an interest, provided such officer or director acts in good faith.

                                  ARTICLE VIII

                                    DIRECTORS

         The  Corporation  shall have not less than three (3) nor more than nine
(9) directors as determined, from time to time, by the Board of Directors. The original Board of Directors shall be comprised of three (3) persons. The names and addresses of the persons who are to serve as directors until the first annual meeting of Shareholders and until their successors are elected and qualify are as follows:

               Allan L. Kaminsky               3709 East Blue Jay Lane
                                               Salt Lake City, Utah 84121

               Stephen Castleton               503 East Wasatch
                                               Midvale, Utah 84047

               Christia Kaminsky               3709 East Blue Jay Lane
                                               Salt Lake City, Utah 84121

                                   ARTICLE IX

                           REGISTERED OFFICE AND AGENT

         The address of the initial registered office of the Corporation is:

                               620 Kearns Building
                              136 South Main Street
                           Salt Lake City, Utah 84101

         and the name of its initial registered agent at such address is:

                            Scott K. Zimmerman, Esq.

                                    ARTICLE X

                                  INCORPORATORS

         The name and addresses of the incorporators are:

                   Terrell W. Smith                   620 Kearns Building
                                                      136 South Main Street
                                                      Salt Lake City, Utah 84101

                   Sandy Janes                        620 Kearns Building
                                                      136 South Main Street
                                                      Salt Lake City, Utah 84101

                   Scott K. Zimmerman                 620 Kearns Building
                                                      136 South Main Street
                                                      Salt Lake City, Utah 84101

         Dated this 12th day of October, 1981.


                                                     /S/
                                                     ---------------------------
                                                     Terrell W. Smith


                                                     /S/
                                                     ---------------------------
                                                     Sandy Janes


                                                     /S/
                                                     ---------------------------
                                                     Scott K. Zimmerman

         STATE OF UTAH                      )
                                            :
         COUNTY OF SALT LAKE                )

         Subscribed and sworn to before me on this 12th day of October, 1981.


                                             /S/
                                             ---------------------------
                                             NOTARY PUBLIC
                                             Residing in Salt Lake County, Utah

         My commission expires:
                 2-20-84
         ----------------------